UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
Post-Effective Amendment No. 16                                                X
and
THE INVESTMENT COMPANY ACT OF 1940                                             X
Amendment No. 16                                                               X


Bullfinch Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1370 Pittsford-Mendon Road, Mendon, NY  14506

(Address of Principal Executive Offices)

585-624-3150

(Registrant's Telephone Number)

Christopher Carosa 1370 Pittsford-Mendon Road, Mendon, NY 14506

(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration.




-------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)
   [x] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)
   [ ] on (date) pursuant to paragraph (a) of rule 485




Calculation of Registration Fees

(i) Aggregate sale price of securities sold during the fiscal year in reliance on rule 24f-2 (from Item 10):

      $1,068,643

(ii) Aggregate price of shares issued in connection with dividend reinvestment plans (from Item 11, if applicable):

      +   103,035

(iii) Aggregate price of shares redeemed or repurchased during the fiscal year (if applicable)

      -   134,752

(iv) Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to rule 24e-2 (if applicable):

      +   0

(v) Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2[ line (i), plus line (ii), less line (iii), plus line (iv)] (if applicable)

     1,036,926

(vi) Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see Instruction C.6):

     x  0.0001267

(vii)  Fee due [line (i) or line (v) multiplied by line (vii)]:

     $131

                           Cross Reference Sheet


          INFORMATION REQUIRED                     LOCATIONS IN PROSECTUS

Part A: IN A PROSPECTUS
Item 1. Cover Page and Back                        Cover Page and Back Page
Item 2. Risk/Return Summary:                       THE FUND AND ITS INVESTMENT
        Investments, Risks and Performance          OBJECTIVE
Item 3. Risk/Return Summary: Fees Table            FUND EXPENSES
Item 4. Investment Objectives, Principal           ADDITIONAL INFORMATION ABOUT

        Investment Strategies, and Related Risks    INVESTMENT STRATEGIES
Item 5. Management Discussion of the Fund's        SEE PART B
        Performance
Item 6. Management, Organization, and              MANAGEMENT
        Capital Structure
Item 7. Shareholder Information                    PRICING OF SHARES
Item 8. Distribution Arrangements                  NOT APPLICABLE
Item 9. Financial Highlights Information           FINANCIAL HIGHLIGHTS


Part B:  STATEMENT OF ADDITIONAL INFORMATION


Item 10. Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and its Investments and Its Risks
Item 13. Management of the Fund
Item 14. Control Persons and Principal Holders of Securities
Item 15. Investment Advisory and Other Services

Item 16. Brokerage Allocation and Other Practices
Item 17. Capital Stock & Other Securities
Item 18. Purchase, Redemption & Pricing of Shares
Item 19. Taxation of the Fund
Item 20. Underwriters                              Not Applicable
Item 21. Calculation of Performance Data
Item 22. Financial Statements

Part C:  OTHER INFORMATION
Item 23. Exhibits
Item 24. Persons Controlled by/or Under Common Control with the Fund
Item 25. Indemnification
Item 26. Business & Other Connections of the Investment Adviser
Item 27. Principal Underwriters
Item 28. Location of Accounts & Records
Item 29. Management Services                       Not Applicable
Item 30. Undertakings                              Not Applicable

                           BULLFINCH FUND, INC.

                  1370 PITTSFORD-MENDON ROAD, MENDON,  NY 14506
               1-888-BULLFINCH (1-888-285-5346) 585-624-3150

PROSPECTUS                                                  October 29, 20034

The Bullfinch Family of Mutual Funds
The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified manage-ment investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.


Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks.


Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region.


It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.


             These securities have not been approved or disapproved
             by the Securities and Exchange Commission, nor has the
               Commission passed upon the accuracy or adequacy of
              this prospectus.  Any representation to the contrary
                              is a criminal offense.

THE FUND AND ITS INVESTMENT OBJECTIVE

UNRESTRICTED SERIES -
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks.

WESTERN NEW YORK SERIES
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region.


THE FUND'S INVESTMENT STRATEGY

Each Series uses a Value approach in its securities selection process. The Adviser emphasizes fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Each Series is willing to invest in the securities of companies with small, medium and large capitalization. The Adviser classifies and compares potential investments using the following criteria:

     - Balance Sheet (emphasizing low debt and sufficient working capital)
     - Income Statement Data (emphasizing at least modest earnings growth)
     - The Company's Current Dividend Policy (emphasizing growth)
     - Stock Price (looking for historically low valuations)

The Adviser believes each Series will make the most money by investing in companies with strong financials whose stocks sell at historically low prices.

The Adviser uses the above criteria in order to, over long periods of time, increase potential returns and reduce the risk of price declines of the investments of each Series. The Adviser may purchase a particular company's stock with up to 25% of each Series' assets. Each Series' willingness to place a large percentage of its assets in a single stock does distinguish it from most other funds.

Each Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in any Series' objective.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Under normal conditions, the Adviser invests at least 80% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York. In addition to the equity selection criteria described above, the Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclusion in the Western New York Series' portfolio, a stock currently must meet the following criteria:

     - The stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region; or
     - The stock must be issued by a Company that has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000; or,
     - The stock must be of a Company that maintains its corporate headquarters in the Greater Western New York Region.

The Greater Western New York Region includes the following New York State
Counties:
  - Allegany    - Chautauqua    - Cattaraugus      - Erie        - Genesee
  - Livingston  - Monroe        - Niagara          - Ontario     - Orleans
  - Steuben     - Wayne         - Wyoming          - Yates

RISKS OF THE FUND

Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money. Because each Series is "non-diversified," it invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of a price decline or loss due to a change in value of one, or a few of its stockholdings. An additional risk will be from each Series' investments in small and medium capitalization (cap) stocks. Generally, these stocks have higher risks of business failure, lesser liquidity and greater volatility in market price. Due to these factors small and medium cap stocks have greater possibility of price decline or loss as compared to large cap stocks. Since the Fund may hold small, medium and large cap stocks it is riskier than a fund which holds only large cap stocks.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio.

WHO SHOULD INVEST? Investors who are seeking potential long-term appreciation and are willing to own stocks, in a portfolio, selected and managed by the Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least five years.

WHO SHOULD NOT INVEST? Investors not willing to accept the risks of owning stocks in a managed portfolio. The Series are not for investors seeking to trade the stock market for short-term fluctuations.



BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide an indication of the risks of investing in the Unrestricted Series of the Western New York Series by showing changes in each Series' performance from year to year over a 6-year period and by showing how each Series' average annual returns for one and three years compare to those of a broad-based securities market index. How each Series has performed in the past is not necessarily an indication of how each Series will perform in the future.


 46%                                                                 45.66%
 45%                                                                   XX
 44%                                                                   XX
 43%                                                                   XX
 42%                                                                   XX
 41%                                                                   XX
 40%                                                                   XX
 39%                                                                   XX
 38%                                                                   XX
 37%                                                                   XX
 36%                                                                   XX
 35%                                                                   XX
 34%                                                                   XX
 33%                                                                   XX
 32%                                                                   XX
 31%                                                                   XX
 30%                               29.53%                              XX
 29%                                 XX                                XX
 28%                                 XX                                XX
 27%                                 XX                                XX
 26%                                 XX                                XX
 25%                                 XX                                XX
 24%                                 XX                                XX
 23%                                 XX                                XX
 22%                                 XX                                XX
 21%                                 XX                                XX
 20%                                 XX                                XX
 19%                                 XX                    17.69%      XX
 18%                   16.73%        XX                      XX        XX
 17%                     XX          XX                      XX        XX
 16%                     XX          XX                      XX        XX
 15%                     XX          XX                      XX        XX
 14%                     XX          XX                      XX        XX
 13%                     XX          XX                      XX        XX
 12%                     XX          XX                      XX        XX
 11%                     XX          XX                      XX        XX

 10%                     XX          XX                      XX        XX
  9%  8.25%              XX          XX                      XX        XX
  8%   XX                XX          XX                      XX        XX
  7%   XX                XX          XX                      XX        XX
  6%   XX                XX          XX                      XX        XX
  5%   XX                XX          XX                      XX        XX
  4%   XX   3.06% 3.46%  XX          XX                      XX        XX
  3%   XX    XX    XX    XX          XX                      XX        XX
  2%   XX    XX    XX    XX          XX         0.44%        XX        XX
  1%   XX    XX    XX    XX          XX          XX          XX        XX
  0%----------------------------------------------------------------------
 -1%                           XX          XX         XX          XX
 -2%                           XX          XX         XX          XX
 -3%                           XX          XX         XX          XX
 -4%                           XX          XX       -2.65%        XX
 -5%                           XX          XX                     XX
 -6%                           XX          XX                     XX
 -7%                           XX          XX                     XX
 -8%                           XX          XX                     XX
 -9%                           XX          XX                     XX
-10%                           XX          XX                     XX
-11%                           XX       -10.33%                   XX
-12%                           XX                                 XX
-13%                           XX                                 XX
-14%                           XX                                 XX
-15%                           XX                                 XX
-16%                        -14.95                                XX
-17%                                                              XX
-18%                                                              XX
-19%                                                              XX
-20%                                                              XX
-21%                                                              XX
-22%                                                              XX
                                                               -22.35%


      1998  1999  2000  2001  2002  2003   1998  1999  2000  2001  2002  2003
      Unrestricted Series            Western New York Series

For the third quarter of the year 2004 (ending September 30, 2004) the year-to-date return of the Unrestricted Series was -1.10% and for the Western New York Series it was -2.04%.

For the Unrestricted Series since inception, the highest return for a quarter was 22.50% while the worst return for a quarter was -14.74%. These returns occurred in quarters ending December 31, 1998 and September 30, 1998, respectively. For the Western New York Series since inception the highest return for a quarter was 21.29% while the worst return for a quarter was -15.98%. These returns occurred in quarters ending June 30, 2003 and September 30, 1998, respectively.

               Average Annual Total Returns for Year Ending December 31, 2003
                            One     Five            Since Inception
                            Year    Years   (July 24, 1997) (December 30, 1997)
Return Before Taxes
Unrestricted Series         29.53%   6.52%       5.79%
Western New York Series     45.66%   5.41%                         2.57%

Return After Taxes on Distributions
Unrestricted Series         29.53%   6.13%       5.47%
Western New York Series     45.66%   5.41%                         2.57%

Return After Taxes on Distributions and Sale of Fund Shares
Unrestricted Series         23.62%   2.52%       4.71%
Western New York Series     36.53%   0.50%                         2.08%

Value Line Geometric Index* 37.39%  -3.67%      -2.88%            -3.61%

(reflects no deductions for fees, expenses or taxes)

CALCULATION METHOD FOR AFTER-TAX RETURNS

The after-tax returns shown in the preceding tables depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:

- After-tax returns are calculated using the highest historical individual federal income marginal tax rates for each taxable component of the distribution.

- Distributions were reinvested after deducting the taxes due on those distributions.

- Holding periods were determined based on the actual purchase and distribution dates.

- "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.

- "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.

- The calculations do not include state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Value Line Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states "The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed.
The VLG also has appeal to institutional investors as a proxy for the so-called 'multi-cap' market because it includes large cap, mid cap and small cap stocks alike."


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                             Unrestricted     Western New York
                                                Series             Series
 Maximum Sales Charge (Load) imposed
        on Purchases                             None               None


 Maximum Deferred Sales Charge (Load)            None               None
 Maximum Sales Charge (Load) imposed
        on Reinvested Dividends                  None               None
 Redemption Fee (as a percentage of
        amount redeemed, if applicable)          None               None
 Exchange Fee                                    None               None
 IRA Trustee Fees**                              None               None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                             Unrestricted     Western New York
                                                Series             Series

 Management Fees (before fee waiver)*            1.08%              1.26%
 Distribution [and/or Service](12b-1) Fees       None               None
 Other Expenses*                                 0.53%              1.14%

 Total Annual Fund Operating Expenses
        (before fee waiver)*                     1.61%              2.40%

* Each Series has an expense reimbursement in effect which currently caps the actual expense ratio for each Series at 2.00%. These expense reimbursement arrangements will continue in effect unless the Investment Management Agreement is modified or terminated. To cap the ratio of each Series at 2.00%, the Manager, per its contract, reimbursed the Western New York Series a total of $1,777 which was voluntarily waived and resulted in an actual expense ratio of 2.00%.

** Each IRA with account value of $10,000 or more will not be charged IRA Trustee Fees. IRA's with less than $10,000 may be charged $45 annually for IRA Trustee Fees on the discretion of the Fund's Management or Directors.

Any Account that terminates its IRA with the IRA Custodian may be subject to termination charges from the IRA Custodian. These charges are identified in the IRA Custodian's Application and Disclosure Statement.

Example
This Example is intended to help you compare the cost of investing in a Series of

 the Fund
with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Each Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Unrestricted Series
        1 year          3 years         5 years         10 years
        $  169          $  524          $  903          $1,966

Western New York Series
        1 year***       3 years***      5 years***      10 years***
        $  252          $  775          $1,324          $2,821

*** Because the Adviser is contractually obligated to reimburse each Series so to cap the expense ratio at 2%, the actual total cost of the Western New York Series for 1 year would be $200; for 3 years the cost would be $631; for 5 years the cost would be $1,105; and for 10 years the cost would be $2,516

Management's Discussion of Fund Performance


Dear Fellow Shareholders:

The third quarter proved precarious for market timers and an unexpected opportunity for conservative long-term investors. Many analysts who focus solely on market indices expected a positive response from the market over the summer for two reasons: economic fundamentals continued to improve; and, the anxiety caused by the June 30th Iraqi turnover will have been alleviated. Indeed, contrary to the historic seasonality of the market, the indices began to rise in May and continued upward through June.

A funny thing happened to all these prognosticator's predications, the market surprisingly focused on a new anxiety - oil prices - and has been down ever since. During this oil bubble, the economic fundamentals continue to be promising. Evidence of this is Alan Greenspan's willingness to continue to raise interest rates and a steadily improving employment picture (remember what many analysts warn during major elections: ignore the political rhetoric and focus on the trends of the actual numbers). This, ironically, has provided an unanticipated benefit to long-term investors. A few otherwise attractive companies have seen their prices drop due to myopic concerns.

We continue to believe the market will remain in its trading range, with any of this year's gains coming once the election is decided. We want to warn you, though, that any abnormality in posting the election results (like we saw in 2000) could have a possibly negative short term impact on the market. Likewise a convincing victory may be just enough to spur the market up quickly in the short term. Longer term, we think the market will rise no matter who wins the election, although the rise might be higher with a Bush victory given his tax and economic policies. Still, even a Kerry victory might be viewed favorably by the market because he is not expected to have long coattails. The resulting split government will reintroduce gridlock, which the markets tend to see more favorably than the average person. Perhaps the best result of the election will be the lack of motivation on the part of media to promote controversy and conflict. This is likely to remove some of the generic pessimism which seems to have pervaded within the markets since the end of June. This pessimism has run so deep it has taken a significant toll on market expectations. Certainly, few professionals believe the market will gain more than 10% for the year and some even believe the market will end up down for the year (as of this writing the S&P 500 has declined more than 1% since the beginning of the year).

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune in the coming year.

Best Regards,
Bullfinch Fund, Inc.

Christopher Carosa
President

                    Performance Summary of the Unrestricted Series

The graph below represents the changes in value for a $10,000.00 investment in the Unrestricted Series from its inception, July 24,1997, to years ending June 30th for 1998, 1999, 2000, 2001, 2002, 2003 and 2004. These changes are
Then compared to a $10,000.00 investment in the Value Line Geometric Index, which is an index comprising of between 1,600 and 1,700 stocks, for the same period.

                     Inception  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                      7/24/97    6/30/98     6/30/99     6/30/00     6/30/01     6/30/02     6/30/03     6/30/04
Unrestricted Series $10,000.00 $10,034.55  $10,388.99  $11,375.26  $13,224.24  $11,968.14  $12,751.95  $14,954.49
Value Line Index    $10,000.00 $10,886.56  $10,636.95  $ 9,314.41  $ 9,131.93  $ 7,407.91    $ 6,755.20  $ 8,606.44

   ---------------------------------------------------------------------------
                               Unrestricted Series



           -                                                          (*)
    14,800 -   .       .       .       .       .       .       .       .
           -
    14,400 -   .       .       .       .       .       .       .       .
           -
    14,000 -   .       .       .       .       .       .       .       .
           -
    13,600 -   .       .       .       .       .       .       .       .
           -
    13,200 -   .       .       .       .       .       .       .       .
           -                                  (*)
    12,800 -   .       .       .       .       .       .       .       .
           -                                                  (*)
    12,200 -   .       .       .       .       .       .       .       .
           -                                          (*)
    11,800 -   .       .       .       .       .       .       .       .
           -
V   11,400 -   .       .       .      (*)      .       .       .       .
           -
a   11,000 -   .       .       .       .       .       .       .       .
           -          [*]
l   10,600 -   .       .      [*]      .       .       .       .       .
           -                  (*)
u   10,200 -   .       .       .       .       .       .       .       .
           -(*)[*]    (*)
e    9,800 -   .       .       .       .       .       .       .       .
           -                          [*]
     9,400 -   .       .       .       .       .       .       .       .
           -                                  [*]
     9,000 -   .       .       .       .       .       .       .       .
           -
     8,600 -   .       .       .       .       .       .       .      [*]
           -
     8,200 -   .       .       .       .       .       .       .       .
           -
     7,800 -   .       .       .       .       .       .       .       .
           -
     7,400 -   .       .       .       .       .      [*]      .       .
           -
     7,000 -   .       .       .       .       .       .       .       .
           -                                                  [*]
     6,600 -   .       .       .       .       .       .       .       .
          ------------------------------------------------------------------
             7/24/97 6/30/98 6/30/99 6/30/00 6/30/01 6/30/02 6/30/03 6/30/04
         Key:      (*)Unrestricted Series      [*]Value Line Index
   ----------------------------------------------------------------------------

                     342 days   1 year    1 year     1 year    1 year    1 year    1 year     Average
                     6/30/98    6/30/99   6/30/00    6/30/01   6/30/02   6/30/03   6/30/04    Annual Rate
                     -------    -------   -------    -------   -------   -------   -------    -----------
Unrestricted Series    0.35%      3.53%     9.49%     16.25%    -9.50%     6.55%      17.27%      7.01%
Value Line Index       8.87%     -2.29%   -12.43%     -1.96%   -18.88%    -8.81%     27.40%     -2.50%


                Performance Summary of the Western New York Series

The graph below represents the changes in value for a $10,000.00 investment in the Unrestricted Series from its inception, December 30,1997, to years ending June 30th for 1998, 1999, 2000, 2001, 2002, 2003 and 2004. These changes are then compared to a $10,000.00 investment in the Value Line Geometric Index, which is an index comprising of between 1,600 and 1,700 stocks, for the same period.

                 Inception  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                   12/30/97    6/30/98     6/30/99     6/30/00     6/30/01     6/30/02     6/30/03     6/30/04
Western New York Series
                 $10,000.00 $10,367.69  $ 9,177.14  $ 9,732.73  $10,040.29  $ 9,117.62  $ 9,722.81    $12,123.75
Value Line Index $10,000.00 $10,542.74  $10,301.01  $ 9,020.24  $ 8,843.53  $ 7,173.95  $ 6,541.86    $ 8,334.62

   ---------------------------------------------------------------------------


                               Western New York Series.
           -
    13,200 -   .       .       .       .       .       .       .      .
           -
    12,800 -   .       .       .       .       .       .       .      .
           -
    12,400 -   .       .       .       .       .       .       .      .
           -                                                         (*)
    12,000 -   .       .       .       .       .       .       .      .
           -
    11,600 -   .       .       .       .       .       .       .      .
           -
V   11,200 -   .       .       .       .       .       .       .      .
           -
a   10,800 -   .       .       .       .       .       .       .      .
           -          [*]
l   10,400 -   .       .       .       .       .       .       .      .
           -          (*)     [*]
u   10,000 - (*)[*]    .       .       .      (*)      .       .      .
           -                          (*)                     (*)
e    9,600 -   .       .       .       .       .       .       .      .
           -
     9,200 -   .       .      (*)      .       .       .       .      .
           -                          [*]             (*)
     8,800 -   .       .       .       .      [*]      .       .      .
           -
     8,400 -   .       .       .       .       .       .       .      .
           -                                                         [*]
     8,000 -   .       .       .       .       .       .       .      .
           -
     7,600 -   .       .       .       .       .       .       .      .
           -
     7,200 -   .       .       .       .       .      [*]      .      .
           -
     6,800 -   .       .       .       .       .       .       .

      .
           -                                                  [*]
     6,400 -   .       .       .       .       .       .       .      .

        --------------------------------------------------------------------
            7/24/97 6/30/98 6/30/99 6/30/00 6/30/01 6/30/02 6/30/03 6/30/04
         Key:      (*)Western New York Series      [*]Value Line Index
   ----------------------------------------------------------------------------

                     183 days   1 year    1 year    1 year    1 Year    1 Year    1 year    Average
                      6/30/98   6/30/99   6/30/00   6/30/01   6/30/02   6/30/03   6/30/04   Annual Rate
                     --------   -------   -------   -------   -------   -------   -------   -----------
Western New York Series
                      3.68%     -11.48%     6.05%     3.16%    -9.19%     6.64%    24.69      3.56
Value Line Index      5.43%      -2.29%   -12.43%    -1.96%   -18.88%    -8.81%    27.40     -3.26%


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its perceived fair value, there may be unforeseen changes in the business which may lead to a decline in value for the stock.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

UNRESTRICTED SERIES

Objective & Policies: The investment objective of the Unrestricted Series is to seek conservative long term growth in capital. The Unrestricted Series in-vests primarily in exchange listed and over-the-counter common stocks. As such, the Unrestricted Series has no current intention to invest in illiquid securities. To the extent feasible, the Fund will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Fund may, from time to time, take temporary defensive positions by varying the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

Risk Factors: Risks associated with the Unrestricted Series' performance will be those due to broad market declines and the decline in the price of partic-ular companies held in the Unrestricted Series' portfolio. Because the Unre-stricted Series' investments fluctuate in value, the Unrestricted Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of nega-tive returns while seeking to obtain long term capital growth when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assurance that the Unrestricted Series will attain its objective.

The Unrestricted Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Unrestricted Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy.

WESTERN NEW YORK SERIES

Objective & Policies: The investment objective of the Western New York Series is to seek capital appreciation through investment in the common stock of companies with an important economic presence in the Greater Western New York Region of New York State. Under normal conditions, the Fund invests at least 80% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York (see Equity Selection Criteria below). The Western New York Series invests primarily in exchange listed and over-the-counter common stocks. As such, the Western New York Series has no current intention to invest in illiquid securities. To the Extent feasible, the Fund will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Fund may, from time to time, take temporary defensive positions by varying the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

Risk Factors: Risks associated with the Western New York Series' performance will be those due to broad market declines and the decline in the price of particular companies held in the Western New York Series' portfolio. Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio. Because the Western New York Series' investments fluctuate in value, the Western New York Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of negative returns while seeking to obtain capital apprecia-tion when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assur-ance that the Western New York Series will attain its objective.

The Western New York Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Western New York Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:

Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates.


ADDITIONAL INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(h) Acquire more than 10% of the securities of any class of another issuer,

    (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.



INVESTMENT ADVISER

The overall business and affairs of the Fund is managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Adviser and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Carosa, Stanton & DePaolo Asset Management, LLC (the "Adviser"), 1370 Pittsford Mendon Road, Mendon, New York 14506. Christopher Carosa, President of the Fund and President of the Fund's Investment Adviser, will be primarily responsible for the day-to-day management of the Series' portfolios.

The Board meets regularly four times a year to review Fund progress and status. The Board may convene a special meeting under certain circumstances.

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages forty-nine portfolios and has more than thirty million dollars under management as of October 2004.

Christopher
Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund. In December 2002, Terrance B. Mulhern joined the firm and is Vice-President of the Fund.

Mr. Carosa serves as Chief Compliance Officer of the Fund.


Mr. Carosa has direct responsibility for day to day management of the Series' portfolios. He has a B.S. (Intensive) in Physics and Astronomy from Yale Uni-versity and an MBA in Finance and Marketing from the University of Rochester's William E. Simon Graduate School of Business. He began his career in 1982 with Manning & Napier Advisors, Inc. When he left Manning & Napier in the summer of 1996 to begin writing finance books, he was a Managing Director and member of the Funds Group as well as Executive Vice President and Senior Trust Officer for Exeter Trust Company, an affiliate of Manning & Napier. At the time of his departure, Mr. Carosa was responsible for custody and trust operations for more than 700 accounts with assets approaching $1 billion and he was a member of the Trust and Investment Committee. Mr. Carosa is the author of Due Diligence: The Individual Trustee's Guide to Selecting and Monitoring a Professional Investment Adviser and is a co-author of Planning for the Affluent.

He is a well-respected speaker and has written numerous articles discussing Post-Modern Portfolio Theory.

Mr. Stanton has a B.A. in Architecture from Yale University and an MBA in Finance, Economics and Management from the Stern School of Business. Mr. Stanton, a sales rep at Brown Harris Stevens Residential, has extensive experience working for non-profit organizations. Mr. Carosa & Mr. Stanton had been the members of the management committee of a private investment partner-ship formed in July of 1987. In order to permit other investors to participate in the investment objective of this partnership, in early 1997 the partners voted to convert that partnership into a public no-load mutual fund and formalize Mr. Carosa's and Mr. Stanton's duties by selecting their firm to be investment adviser.

Mr. McAdam holds an MBA in Public Accounting and Management Systems as well as a B.A. in Economics from Cornell University. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. McAdams most recent exper-ience has been as Director of Research for Steven Charles, a registered invest-ment adviser. Before that, he served as a Senior Securities Analyst for Manning & Napier Advisors, Inc.

Mr. Mulhern has a B.S. Degree from Le Moyne College and has completed several graduate courses in business at Harvard University. He has nearly 20 years of investment management experience both managing and consulting corporate ERISA plans as well as Endowment/Foundation, Taft-Hartley and High Net Worth Individual client portfolios. Mr. Mulhern joined Carosa, Stanton & DePaolo Asset Management following nearly two decades of impressive success. He began in Boston where he obtained rare and unique experience serving Fortune 100 clients like Ford, Kellogg and Whirlpool for Wellington Management Co., a $300 billion dollar money manager. With this valuable experience, he seized an opportunity to return to his hometown of Rochester, New York, where he worked with Manning & Napier Advisors, overseeing over $800 million dollars of client assets before becoming a Senior Vice President at Clover Capital Management.


The Board of Directors include former partners of the private investment part-nership. The Partnership and the Unrestricted Series have a substantially similar or the same investment objective. On September 24, 1997 the Board of Directors of the Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

For the fiscal year ending June 30, 2004, the Unrestricted Series paid the Adviser a fee of $35,915 or 1.08% of the average net assets of the Series.
For the fiscal year ending June 30, 2004, the Western New York Series paid the Adviser a fee of $5,591 and the Adviser reimbursed the Series $1,767 for a total aggregate fee of $3,824 or 0.86% of the average net assets of the Series.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

The Adviser may use its own resources to engage in activities that promote the sale of the Series, including payments to third-parties who provide share-holder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN RENEWING THE MANAGEMENT AND INVESTMENT ADVISORY CONTRACTS WITH CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC
In determining whether to renew the Management and Investment Advisory Agree-ments between the Fund and Carosa, Stanton & DePaolo Asset Management, LLC, (the Adviser), the Board of Directors requested, and the Adviser provided information relevant to the Board's consideration. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other funds in the Funds' peer group. In addition, the Board compared expenses of each Fund to the expenses of its peers. The Board also considered the fact that Adviser has implemented breakpoints in the Funds' advisory fee schedule and the Board agreed that this type of fee structure remained reasonable and fair to shareholders. They noted the range of invest-ment advisory and administrative services provided by the Adviser to the Fund. They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees. The Board also reviewed financial inform-ation concerning the Adviser's brokerage practices, including soft dollar arrangements, and noted that these were reasonable. Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.

LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITALIZATION

Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.
Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PRICING OF SHARES
The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

In compliance with the USA Patriot Act of 2001, please note that the Fund will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Market Timing Restrictions
Short-term or excessive trading often referred to as "market timing," is discouraged. Market timing can have a potentially negative impact on the value of shareholder assets. Since its inception, it has been the practice of the Fund to discourage and, to the extent possible as allowed by law, prohibit individuals from engaging in market timing activities. However, the Fund's Board of Directors has not formally adopted policies and procedures specifically designed to discourage and detect excessive trading and market timing activities. The Board has concluded that the Fund is not a likely venue for market timing activities because of its size and its method of distribution. Furthermore, to date the Fund had not seen any activity among its shareholders that it would deem to be market timing.
The Fund does not maintain any arrangements to permit excessive trading and market timing activities. Shareholders need be made aware that, as of the this writing, the SEC is considering imposing mandatory redemption fees among all funds for certain transactions. The Fund will comply with any rule the SEC makes regarding this.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs).

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted only in the case of corporate retirement plans that regularly contribute to their account via salary deferrals.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. The Fund reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also reserves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement accounts ("IRA") including Roth IRA's, SEP's, and Simple IRA's. IRA investments are available for the following:
      - Regular contributions
      - Rollover of certain employer sponsored pension and profit-sharing plan distributions.
      - Transfers from other IRA's

All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co.
The Fund will pay the annual fee for accounts with a value of at least $10,000.

Accounts below $10,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. Any Account that terminates it's IRA with the IRA Custodian may be subject to termination charges from the IRA Custodian. These charges are identified in the IRA Custodian's Application and Disclosure Statement. When the Fund pays any IRA related fees it will be a Fund operating expense. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who sends a letter requesting redemption to the Fund at its address as it appears on this Prospectus (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, unless the shareholder is known to management, the Fund will require proper endorsements guaranteed either an Eligible Guarantor Institution as defined by the Securities Exchange Act of 1934. Eligible Guarantor Institution means:

       - Banks                                 - Broker/Dealers
       - Credit unions                         - National securities exchanges
       - Registered securities associations    - Clearing agencies
       - Savings associations

It shall be the standard procedure for the Fund to automatically accept any signature guarantee unless:

- the Fund has material evidence to suggest the guaranteeing institution is not an Eligible Guarantor Institution; or,
      - because the person acting on behalf of the guarantor institution is not authorized by that institution to act on its behalf, but only if the Fund maintains a list of people authorized to act on behalf of that guarantor institution.

Please note that you cannot get a signature guarantee from a notary public.
The Fund will waive the signature guarantee requirement should the shareholder personally deliver the letter requesting redemption to the Fund at its address as it appears on this Prospectus and provides two valid forms of identification including a valid driver's license or a major credit card. The redemption price is the net asset value per share next determined after the order is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender of a valid redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days if:
      - The New York Stock Exchange is closed for other than customary weekend or holiday closings,
      - Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission

      - The Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable.
      - Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.
The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, and by satisfying certain other requirements, will be relieved of federal income tax on the amounts distributed to shareholders.

Distribution of any net long-term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.


The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years. Certain information results for a single Series share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Series (assuming reinvestment of all dividends & distributions). This information has been audited by Bonn, Shortsleeve & Gray, LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request.


                                               Unrestricted Series
         For the years ending:     6/30/04  6/30/03  6/30/02  6/30/01  6/30/00

Net asset value,
   beginning of period             $ 12.69    11.91    13.16    11.32    11.35
Income from investment operations
   Net investment income (loss)    $ (0.03)   (0.06)   (0.06)   (0.03)    0.03
   Net gains or (losses) on securities
   both realized and unrealized    $  1.44     0.84    (1.19)    1.87     1.07
                                   --------------------------------------------
Total from investment operations   $ 14.10    12.69    11.91    13.16    12.45
Less distributions
   Dividends (from net investment
      income)                      $  0.00     0.00     0.00     0.00    (0.03)
   Distributions (from
      capital gains)               $  0.39     0.00     0.00     0.00    (1.10)
                                   --------------------------------------------
Net asset value, end of period     $ 14.49    12.69    11.91    13.16    11.32
                                   ============================================
Total return                         17.27%   6.55%   -9.50%   16.25%    9.49%

Net assets, end of period    $3,932,293 2,538,036 1,995,698 1,515,723 1,087,653

Ratio of expenses to average
   net assets*                        1.60%    1.72%   1.83%    2.00%    2.00%
Ratio of net income to average assets(0.20)%  (0.30)% (0.30)%  (0.30)%   0.30%
Portfolio turnover rate              22.6%     7.5%   25.1%    25.6%    47.3%
Average commission per share         $ 0.03    0.04    0.04     0.03     0.04

* After Adviser reimbursement. Had the Adviser not reimbursed the Series, the gross expense ratio would have been 2.02% in 2000.

                                           Western New York Series
         For the years ending:     6/30/03  6/30/02  6/30/01  6/30/00

Net asset value,
   beginning of period             $  9.80    9.19   10.12     9.81     9.25
Income from investment operations
   Net investment income (loss)    $ (0.11)  (0.03)  (0.34)    0.00     0.00
   Net gains or (losses) on securities
   both realized and unrealized    $  2.54    0.64   (0.59)    0.31     0.56
                                   -------------------------------------------
Total from investment operations   $ 12.22    9.80    9.19    10.12     9.81
Less distributions
   Dividends (from net investment
      income)                      $  0.00    0.00    0.00     0.00     0.00
   Distributions (from
      capital gains)               $  0.00    0.00    0.00     0.00     0.00
                                   -------------------------------------------
Net asset value, end of period     $ 12.22    9.80    9.19    10.12     9.81
                                   ===========================================
Total return                         24.69%   6.64%  -9.19%    3.16%    6.05%



Net assets, end of period        $ 490,582  367,319 342,086  298,891  254,598


Ratio of expenses to average
   net assets*                        2.00%   1.59%   2.00%    2.00%    2.00%
Ratio of net income to average
   assets                            (1.00)%  0.00%  (1.40)%  (0.00)%  (0.00)%
Portfolio turnover rate              11.3%    7.7%   28.0%     8.7%    23.5%
Average commission per share        $ 0.04    0.06    0.05     0.04     0.09


* After Adviser reimbursement. Had the Adviser not reimbursed the Series, the gross expense ratio would have been 2.40% in 2004 1.90% in 2003,
2.56% in 2002, 2.78% in 2001, and 4.26% in 2000.

The Example above should not be considered a representation of past or future Expenses. Actual expenses may be greater or lesser than those shown.

BULLFINCH FUND SHARE PURCHASE APPLICATION

A) Please fill out one of the following four types of accounts:

1) Individual Accounts  ****

   ______________________  __  ____________________      ______________________
           First Name      MI       Last Name            Social Security Number


2) Joint Accounts     ****

   ______________________  __  ____________________      ______________________
          First Name       MI        Last Name           Social Security Number

   ______________________  __  _____________________    _______________________
          First Name       MI        Last Name           Social Security Number

3) Custodial Accounts ****

   ______________________  __  ____________________
   Custodian's First Name  MI   Custodian's Last Name

   ______________________  __  ____________________      ______________________
     Minor's First Name    MI    Minor's Last Name                Minor's
                                                         Social Security Number
4) All Other Accounts  ****

       ___________________________________________   __________________________
                      Name of account.                Tax Identification Number

       ___________________________________________
          (Use this second line if you need it)


B) Biographical and other information about the new account:

Full Address:
             Number & Street __________________________________________________

             City__________________________  St____  Zip_______________________


Home Phone_____________  Bus Phone_____________

Date of Birth: ________________  Citizen of____________________

In order to comply with the US Patriot Act, we are required to have a copy of a photo identification as part of your initial Shareholder Application. Please attach a copy of your driver's license, pistol permit or some other form of photo identification. WARNING: Under Federal law, failure to provide a copy of photo identification may cause us to delay opening your account.

Dividend Direction (check one): Reinvest all distributions____  Pay in Cash____


Signature of Owner, Trustee or Custodian:    __________________________________

Signature of Joint Owner (if joint account): __________________________________


  Please make check payable to:   BULLFINCH FUND, INC.
                                  1370 Pittsford Mendon Road, Mendon, NY  14506
Amount of Investment Attached:
      Unrestricted Series $______________ (Minimum initial purchase $2,500) Western New York Series $______________ (Minimum initial purchase $2,500)
       All applications are accepted in New York and under New York laws.

FORM W-9
(December 2000)
Department of Treasury
Internal Revenue Service


                            Request for Taxpayer
                   Identification Number and Certification


Name as shown on account (if joint account, give name corresponding to TIN)

_________________________________________________

Business name, if different from above

_________________________________________________

Check appropriate box:

        ___ Individual/Sole proprietor     ___ Corporation   ___ Partnership

        ___ Other (specify:_________________________________________________)


Address (number, street and apt. or suite no.)

_________________________________________________


City, State & ZIP Code

_________________________________________________


Requester's name and address (optional):


_________________________________________________


_________________________________________________


_________________________________________________


List account number(s) here (optional):


_________________________________________________



_________________________________________________

Part 1.-  Taxpayer Identification Number         Part 2. - For U.S. Payees
                                                 Exempt from Backup Withholding

Social Security Number ______________________    Write "Exempt" below and sign
                                                 and date the form
or
                                                 ______________________________
Employer ID Number     ______________________


Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding be-cause you have failed to report all interest and dividends on your tax return.


Signature of U.S. Person __________________________________ Date ______________



ANNUAL AND SPECIAL MEETINGS
The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS TO SHAREHOLDERS
The Fund sends all shareholders an Annual Report (which has been audited by the independent auditor) and a Semi-Annual Report (unaudited). The Fund will also send account statements to each shareholder at least quarterly.

TRANSFER AGENT
The Fund acts as its own transfer agent.


CUSTODIAN
Charles Schwab & Co., Inc.
The Schwab Building
101 Montgomery Building,
San Francisco, CA 94104

IRA TRUSTEE
Delaware Charter Guarantee & Trust Co.
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT AUDITORS
Rotenburg & Co., LLP
Certified Public Accountants
1870 South Winton Road, Suite 200
Rochester, NY 14618

INDEPENDENT COUNSEL
Patricia C. Foster, Esq. PLLC
170 Van Voorhis Road
Pittsford, NY 14534

PROSPECTUS
BULLFINCH  FUND, INC.

1370 Pittsford Mendon Road
Mendon, NY 14506

1-888-BULLFINCH
(1-888-285-5346)

October  29, 2004

Unrestricted Series
Western New York Series

      TABLE OF CONTENTS                                       PAGE

The Fund and its investment objective                           2
The Fund's investment strategy                                  2
Risks of the Fund                                               2
Who should invest?                                              3
Who should not invest?                                          3
Yearly returns                                                  3
Fees and Fund expenses                                          4
Management's Discussion of Fund Performance                     4
Performance Summary of the Unrestricted Series                  5
Performance Summary of the Western New York Series              5
Additional information about investment strategies
 and risk considerations                                        6
Non-diversification policy                                      6
Additional investment restrictions                              7
Management                                                      7
Investment adviser                                              7
Officers and directors of the Fund                              8
Legal proceedings                                               9
Capitalization                                                  9
Voting rights                                                   9
Pricing of shares                                               9
Purchase of shares and reinvestment                            10
Initial investment                                             10
Subsequent purchases                                           10
Reinvestment                                                   10
Fractional shares                                              10
Individual Retirement Accounts IRA's                           10
Pension, Profit-Sharing, 401-k plans                           11
Redemption of shares                                           11
Tax status                                                     11
Portfolio turnover policy                                      12
Financial highlights                                           12
Application                                                    13
Form W-9                                                       14
Annual and special meetings                                    15
Reports to shareholders                                        15
Transfer Agent                                                 15
Custodian                                                      15
IRA trustee                                                    15
Independent auditors                                           15

PROSPECTUS
BULLFINCH  FUND, INC.

1370 Pittsford Mendon Road
Mendon, NY 14506

1-888-BULLFINCH
(1-888-285-5346)

October  29, 2004

Why You Should Read This Prospectus and How to Obtain Additional Information? This Prospectus should be held for future reference. It is provided in order to help you decide if the Fund is the proper investment for you. The risks, objectives and strategies of each Series of the Bullfinch Fund are explained within this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request, or to make shareholder inquiries, by calling the following number or writing the following address:

Bullfinch Fund, Inc.

1370 Pittsford Mendon Road
Mendon, NY 14506

1-888-BULLFINCH
(1-888-285-5346)

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-6009. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.


INVESTMENT ADVISER
CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC

1370 Pittsford Mendon Road
Mendon, NY 14506
(585) 624-3150





SEC File Number For the Bullfinch Fund is 811-08191.

                               BULLFINCH  FUND, INC.

                           1370 Pittsford Mendon Road
                                Mendon, NY 14506
                                (585) 624-3150




                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                              October 29, 2004


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated October 29, 2004. To obtain the Prospectus, please write the Fund or call the either of the telephone number that are shown above and on the prior page.

TABLE OF CONTENTS
TABLE OF CONTENTS
Fund History.........................................................2
 How It All Began....................................................2
 How We Got Our Name.................................................2
 The Story of the Western New York Series............................2
Description of the Fund and Its Investments and Risks................2
 Objective...........................................................2
 Security Selection Criteria.........................................2
More on Risks of Specific Strategies of the Fund.....................2

 (a)U.S. Government and Agency Bonds.................................2
 (b)Special Situations...............................................3
 (c)Foreign Securities...............................................3
General Risks of the Fund............................................3
 Portfolio Turnover Policy...........................................4
 Non-diversification Policy..........................................4
Additional Fund Policies.............................................4
Management of the Fund...............................................5
 Compensation of Directors and Officers..............................5
Principal Holders of Shares..........................................6
 Major Shareholders..................................................6
 Management Ownership................................................6
Investment Adviser...................................................6
 Advisory Fees.......................................................7
Brokerage............................................................7
Capitalization.......................................................8
 Voting Rights.......................................................8
Purchase of Shares and Reinvestment..................................8
 Initial Investment..................................................8
 Subsequent Purchases................................................9
 Reinvestment........................................................9
 Fractional Shares...................................................9
Pricing of Shares....................................................9
Tax Status...........................................................9
 IRA................................................................10
 SEP IRA............................................................10
 Roth IRA...........................................................10
Calculation of Performance Data.....................................10
Financial Statements................................................11

FUND HISTORY
The Bullfinch Fund (also referred to as the "Fund") was incorporated under the laws of the State of Maryland on January 29, 1997. The Fund offers separate series of units of beneficial interest ("shares"). This Pros-pectus relates to the Unrestricted Series and the Western New York Series.

The Fund's business office is in Mendon, NY: mail may be addressed to 1370 Pittsford Mendon Road, Mendon, NY 14506.

HOW IT ALL BEGAN
In the placid summer of 1987, during their annual 4th of July party, several Yale classmates agreed to begin an investment partnership. Over the course of ten years, the partners were pleased with their investment results, but unable to determine how to become comfortable allowing new partners in. After the two managing partners (Christopher Carosa and Gordon Stanton) established their investment advisory firm in 1996, the remaining partners agreed to dissolve the partnership and provide the seed money for what would become the Unrestricted Series of the Bullfinch Family of No-Load Mutual Funds. The seed money was collected in February 1997 and the Fund became effective on July 24, 1997.

HOW WE GOT OUR NAME
The most common question we get is "How did we get our name?" When we initially filed our application with the SEC, we used the working name "Bulldog Fund." While this allowed us to state our investment style as being "Bullish on Dog stocks," the name can be more accurately attributed to Yale's mascot. It was a good working name but too sophomoric for our tastes (although we did like its contrarian connotations.) Sticking with the key phrase "Bull," the directors hit the dictionary and eventually came upon the word "Bullfinch." The word is the name of a type of bird common in Europe but also in North America. It had the right air about it and we decided to use it. Months later, when searching the internet for references to the word, we discovered there Tokyo had an annual Bullfinch Festival. According to Japanese legend, the bullfinch was a mythological creature that turned bad things into good. A bit more convoluted than saying "We're bullish on dog stocks," but it retains the same idea.

THE STORY OF THE WESTERN NEW YORK SERIES
Mr. Carosa is a native of Buffalo, NY, a fact his classmates thought somehow could be used to make fun of him (usually by referring to the play of the city's professional football team). It also irked him that the national media continually refers to his hometown as part of the rust belt. (Ironically, when the New York Times wrote a story about the Western New York Series shortly after its inception, it couldn't help but mention rusting steel mill, dilapidated grain elevators and chicken wings. Oh yea, it ended the piece - which was in the Sunday Business Section - with the tongue-in-cheek "Go Bills." Mr. Carosa long felt the best way to silence these critics was to create a mutual fund that would shed a more positive light on the region. Originally, Fund management wished to get the Unrestricted Series up and running first and then provide seed capital for a new Western New York Series. As fate would have it, Anthony DePaolo, whom Mr. Carosa had met through his previous employer, had collected what would become the seed capital for the Western New York Series. The Western New York Series became effective on December 30, 1997.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
Objective: The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified management investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.

Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.

Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany,

Monroe, Livingston, Steuben, Wayne, Ontario, Yates.

MORE ON RISKS OF SPECIFIC STRATEGIES OF THE FUND:
Objective & Policies: From time to time any Series may hold warrants, preferred stock or convertible debt it may have received as a result of a corporate action related to one of its then current holdings. No Series has any intention of exceeding 5% in any of these types of securities.

TRADING COSTS
Carosa, Stanton & DePaolo seeks brokers from which it feels it can achieve the best price and execution for each individual transaction for all its clients. Should more than one broker be capable of providing best price and execution, other factors may be considered in the selection of the broker. These factors can include commission, research and operational expediency. There may be an increased cost on OTC trades if the adviser chooses to execute such trades on any agency basis (i.e., not to trade through a market-maker in any particular security). These costs include the mark-ups by the market-maker on the OTC securities, which are in addition to the commissions paid to the agent broker-dealer. A market-maker may mark-up (down) a security for which it makes a market, which is a cost that will be incurred in addition to the agency commissions assessed by the executing broker.

GENERAL RISKS OF THE FUND:
Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money over a period of time. Since each Series invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of underperformance, due to weakness in one or a few of its stocks.

Risks associated with each Series' performance will be those due to broad market declines and business risks from difficulties which occur to particular companies while in each Series' portfolio. It must be realized, as is true of almost all securities, there can be no assurance that either Series will obtain its ongoing objective of capital appreciation.


Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).


ADDITIONAL FUND POLICIES
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31) in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. This information is publicly available to all categories of persons.

From time to time rating and ranking organizations such as Lipper and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of up to thirty days, as described above.

In addition, the Fund's service providers, such as the Fund's investment Adviser, brokers, custodian, and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. Finally, Officers of the Fund and Adviser may disclose, in generic terms, whether the fund holds a particular security if such disclosure is required as part of any public conflict-of-interest disclosure when being interviewed by the media.

In no event shall the Fund or its affiliates or employees receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

MANAGEMENT OF THE FUND

The overall business and affairs of the Fund are managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor and custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to the Advisor.

OFFICERS AND DIRECTORS OF THE FUND

The directors of the Fund are:

NAME,                   POSITON(S)    TERM OF OFFICE        PRINCIPLE        NUMBER OF        OTHER
ADDRESS                  HELD WITH     AND LENGTH OF      OCCUPATION(S)      PORTFOLIOS  DIRECTORSHIPS
AND AGE                    FUND         TIME SERVED        DURING PAST         IN FUND       HELD BY
                                                             5 YEARS           COMPLEX       DIRECTOR
                                                                             OVERSEEN BY
                                                                              DIRECTOR
-----------------------------------------------------------------------------------------------------

                                           INTERESTED PERSONS*
Christopher Carosa      President;      Term of Office:  President, Founder       2            N/A
  2 Lantern Lane        Director;       N/A              Carosa, Stanton &
  Honeoye Falls,        Chairman of     Length of Time   DePaolo Asset
  New York 14472        Board; Chief    Served:          Management, LLC;
  Age: 44               Compliance      Since 1997       President, Director
                        Officer                          and Chairman of the
                                                         Board, Bullfinch Fund, Inc.

Gordon Stanton          Vice-President; Term of Office:  Vice-President, Founder       2            N/A
  17 East 96 St.        Director;       N/A              Carosa, Stanton &
  Apt 7C                                Length of Time   DePaolo Asset
  New York,                             Served:          Management, LLC;
  New York, 10128                       Since 1997       Vice-President,
  Age: 45                                                and Director,
                                                         Bullfinch Fund, Inc.;
                                                         Associate, Brown Harris
                                                         Stevens Residential

Terrance B. Mulhern     Vice-Present    Term of Office:  Executive Vice-President           2            N/A
  169 Church Street                     N/A              Carosa, Stanton &
  Victor,                               Length of Time   DePaolo Asset
  New York 14564                        Served:          Management, LLC;
  Age: 42                               Since 2003       Vice-President,
                                                         Bullfinch Fund, Inc.;
                                                         Senior Vice-President,
                                                         Clover Capital; Vice-
                                                         President, Manning &
                                                         Napier Advisors, Inc.

Bradford L. McAdam      Vice-Present    Term of Office:  Vice-President           2            N/A
  7109 Chili-Riga Ctr RdCompliance      N/A              Carosa, Stanton &
  Churchville,          Officer         Length of Time   DePaolo Asset
  New York 14428                        Served:          Management, LLC;
  Age: 48                               Since 1998       Vice-President,
                                                         Bullfinch Fund, Inc.

Betsy Kay Carosa        Corporate       Term of Office:  Office Manager           2            N/A
  2 Lantern Lane        Secretary       N/A              Carosa, Stanton &
  Honeoye Falls,                        Length of Time   DePaolo Asset
  New York 14472                        Served:          Management, LLC;
  Age: 44                               Since 1997       Corporate Secretary,
                                                         Bullfinch Fund, Inc.

                                           INDEPENDENT DIRECTORS

Jan Dombrowski, MD      Director;       Term of Office:  President                2            N/A
  925 Cheese Factory Rd Audit           N/A              MD Oncology PLLC
  Honeoye Falls,        Committee       Length of Time
  New York 14472        Member          Served:
  Age: 44                               Since 2002

John P. Lamberton       Director        Term of Office:  Founder, General Partner   2            N/A
  143-49 38th Ave, 3rd Floor            N/A              Cape Bajador Captial
  Flushing,                             Length of Time   Management; Managing
  New York 11354                        Served:          Director, HSBC
  Age: 44                               Since 2003       Securities

William E.J. Martin     Director        Term of Office:  Project Manager        2            N/A
  4410 Woodlawn Ave. N                  N/A              American Home Builders;
  Seattle,                              Length of Time   Senior Project Manager,
  Washington 98103                      Served:          Mego Construction
  Age: 44                               Since 1997

Thomas Midney           Director        Term of Office:  Manufacturing Dev Specialist   2            N/A
  13 Burr Road                          N/A              HydrogenSource;
  Bloomfield,                           Length of Time   Director of Manufacturing,
  Connecticut 06002                     Served:          NQ Environmental;
  Age: 44                               Since 1997       Director of Product
                                                         Planning, Goss &
                                                         Deleeuw


Michael J. Morris       Director        Term of Office:  Actuary                  2            N/A
  334 Robbins Avenue    Audit           N/A              United Healthcare
  Newington,            Committee       Length of Time
  Connecticut 06111     Member          Served:
  Age: 44                               Since 1997

Michael W. Reynolds     Director        Term of Office:  Vice-President           2            N/A
  105 Dorchester Road   Audit           N/A              Quinlan & Company
  Buffalo,              Committee       Length of Time
  New York 14213        Member          Served:
  Age: 44                               Since 2000

OWNERSHIP OF FUND SHARES BY DIRECTORS

The following table provides the range of ownership of the Funds' Board of Directors of shares of Bullfinch Fund, Inc. as of December 31, 2003.


NAME OF DIRECTOR             DOLLAR RANGE OF SECURITIES IN       AGGREGATE DOLLAR RANGE
                                  BULLFINCH FUND, INC.        OF EQUITY SECURITIES IN ALL
                                                                 FUNDS OVERSEEN BY
                                                                       DIRECTOR
-----------------------------------------------------------------------------------------

                              INTERESTED DIRECTORS*

Christopher Carosa         Unrestricted Series:     $50,001-$100,000   $50,001-$100,000
                           Western New York Series: $1-10,000

Gordon R. Stanton          Unrestricted Series:     over $100,000      over $100,000
                           Western New York Series: none

                              INDEPENDENT DIRECTORS

Jan Dombrowski             Unrestricted Series:     none               none
                           Western New York Series: none

John P. Lamberton n        Unrestricted Series:     $10,001-50,000     $10,001-50,000
                           Western New York Series: none

William E.J. Martin        Unrestricted Series:     $1-10,000          $1-10,000
                           Western New York Series: none

Thomas Midney              Unrestricted Series:     $10,001-50,000     $10,001-50,000
                           Western New York Series: none

Michael J. Morris          Unrestricted Series:     $50,001-100,000    $50,001-100,000
                           Western New York Series: none

Michael W. Reynolds        Unrestricted Series:     $1-10,000          $1-10,000
                           Western New York Series: $1-10,000

COMPENSATION TABLE FOR FISCAL YEAR ENDING JUNE 30, 2004
                 Aggregate   Pension or   Estimated      Total
Name, Position   Compens     Retirement   Annual         Compensation
                 ation From  Benefits     Benefits Upon  From Registrant
                 Registrant  Accrued As   Retirement     And Fund Complex
                             Part of Fund                Paid to
                             Expenses                    Directors
Christopher        $   0       N/A           N/A         $   0
Carosa*, Director
Gordon R.          $   0       N/A           N/A         $   0
Stanton*, Director
Jan Dombrowksi,    $ 400       N/A           N/A         $ 400
Director
John P.            $ 400       N/A           N/A         $ 400
Lamberton, Director
William E.J.       $ 400       N/A           N/A         $ 400
Martin, Director
Thomas             $ 400       N/A           N/A         $ 400
Midney, Director
Michael J.         $ 400       N/A           N/A         $ 400
Morris, Director
Michael W.         $ 400       N/A           N/A         $ 400
Reynolds, Director

* Director of the Fund who would be considered  "interested persons" as defined by the Investment Company Act of 1940.

COMPENSATION OF DIRECTORS AND OFFICERS
Each unaffiliated director was paid $400 in 2003, except for Mr. Lamberton, who, being only recently added following the close of the year, received a pro-rata portion of this annual fee (i.e., $0). A total of $0 has been paid in 2003 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate its officers and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee.

OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
The only Committee of the Fund is an Audit Committee whose members are Jan Dombrowski, Michael J. Morris, and Michael W. Reynolds. The Audit Committee meets on an annual basis. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations.

The Board has determined that the Fund
currently does not have a financial expert serving on its audit committee because, it believes, according to the SEC, despite extensive executive and management expertise, such financial expert needs to have practical experience performing audits, and, since no director is a CPA or has ever performed audits of financial statements, the Fund does not have a financial expert on the audit committee.

CODE OF ETHICS
Both the Fund and the Fund's Investment Adviser have adopted Codes of Ethics under rule 17j-1 of the Investment Company Act. These Codes of Ethics describe rules and regulations for applicable personnel regarding personal investments in securities held within the Fund's portfolio.

PROXY POLICY
The Fund's Proxy Policy is available upon request without charge at the SEC web site (www.sec.gov)or by calling 1-888-BULLFINCH (1-888-285-5346).

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS IN RENEWING THE MANAGEMENT AND INVESTMENT ADVISORY CONTRACTS WITH CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC
In determining whether to renew the Management and Investment Advisory Agree-ments between the Fund and Carosa, Stanton & DePaolo Asset Management, LLC, (the Adviser), the Board of Directors requested, and the Adviser provided information relevant to the Board's consideration. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other funds in the Funds' peer group. In addition, the Board compared expenses of each Fund to the expenses of its peers. The Board also considered the fact that Adviser has implemented breakpoints in the Funds' advisory fee schedule and the Board agreed that this type of fee structure remained reasonable and fair to shareholders. They noted the range of invest-ment advisory and administrative services provided by the Adviser to the Fund. They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees. The Board also reviewed financial inform-ation concerning the Adviser's brokerage practices, including soft dollar arrangements, and noted that these were reasonable. Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.


PRINCIPAL HOLDERS OF SECURITIES
Major Shareholders: As of October 29, 2004, shareholders on record who own 5% or more of the outstanding shares of the Fund are as follows:

Unrestricted Series
Name                    Address                            Percentage ownership
I. Burke                Rochester, New York                               6.43%
D. Sterling             Heuvelton, New York                               5.01%

Western New York Series

Name                    Address                             Percentage ownership
J. Hartney              Hamburg, New York                                50.15%
L. Pusateri P/S         East Amherst, New York                            9.00%


M. Edelstein            Rochester, New York                               9.63%
A. DePaolo              Clarence, New York                                5.27%

Management Ownership: Officers and directors of the Fund and their ownership of the Fund, as of October 29, 2004, are as follows:

                         Unrestricted Series            Western New York Series
Name                     Shares       Percentage        Shares       Percentage

Christopher Carosa*      5,247.451**  1.96%               487.804**  1.20%
 (Chairman, Director)

Gordon Stanton*          9,078.733    3.39%                 0.000    0.00%
 (Director)

John P. Lamberton        5,519.086    2.06%                 0.000    0.00%
 (Director)

William E.J. Martin        649.419    0.24%                 0.000    0.00%
 (Director)

Thomas Midney            1,735.107    0.65%                 0.000    0.00%
 (Director)

Michael J. Morris        4,349.148    1.63%                 0.000    0.00%
 (Director)

Michael W. Reynolds        234.486    0.09%               265.675    0.65%
 (Director)

Bradford L. McAdam       7,607.810    2.84%                 0.000    0.00%
 (Vice-President)

Terrance B. Mulhern****    279.595    0.10%                 0.000    0.00%
 (Vice-President)

Betsy K. Carosa**        5,247.451*** 1.96%               487.804*** 1.20%
 (Secretary)

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.

** Betsy K. Carosa is the wife of Christopher Carosa

*** Christopher and Betsy K. Carosa own 3,488.324 shares jointly in the Unre-stricted Series, 243.902 in each of their respective ROTH IRA's in the Western New York Series, and 1,759.127 in the Unrestricted Series in Betsy's IRA.

**** Terrance B. Mulhern's beneficial ownership is through his wife Karin Mulhern's ownership of 279.595 in the Unrestricted Series in Karin's IRA.


INVESTMENT ADVISER
Carosa, Stanton & DePaolo Asset Management, LLC
1370 Pittsford Mendon Road
Mendon, NY  14506

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages forty-nine portfolios and has more than thirty million dollars under management as of October 2004.

Christopher
Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund. In December 2002, Terrance B. Mulhern joined the firm and is Vice-President of the Fund.

On September 24, 1997 the Board of
Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

Advisory Fees: The advisory fees to the current adviser, for the last three fiscal years, are as follows:

     UNRESTRICTED SERIES                WESTERN NEW YORK SERIES
     ADVISORY    AMOUNT           NET   ADVISORY    AMOUNT           NET
YEAR      FEE    WAIVED  ADVISORY FEE        FEE    WAIVED  ADVISORY FEE
2002  $20,086   $     0       $20,086    $ 4,020   $ 1,741       $ 2,279
2003  $23,194   $     0       $23,194    $ 3,716   $ 1,049       $ 2,667
2004  $35,915   $     0       $35,915    $ 5,591   $ 1,767       $ 3,824

BROKERAGE
The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

In compliance with the USA Patriot Act of 2001, please note that the Fund will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Market Timing Restrictions
Short-term or excessive trading often referred to as "market timing," is discouraged. While the Fund's Board of Directors has not formally adopted policies and procedures specifically designed to discourage and detect excessive trading and market timing activities, it has long been the practice of the Fund to discourage and, to the extent possible as allowed by law, prohibit individuals from engaging in market timing activities. Given the size of the fund and its method of distribution, it does not appear to be attractive to market timers. Furthermore, to date the Fund had not seen any activity among its shareholders that it would deem to be market timing.
The Fund does not maintain any arrangements to permit excessive trading and market timing activities. Shareholders need be made aware that, as of the this writing, the SEC is considering imposing mandatory redemption fees among all funds for certain transactions. The Fund will comply with any rule the SEC makes regarding this.



Initial Investments: Initial purchase of shares of the Series may be made on-

ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs).

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted only in the case of corporate retirement plans that regularly contribute to their account via salary deferrals.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. The Fund reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also reserves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

PRICING OF SHARES


The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Series, by paying out substantially all of its investment income and realized capital gains, and by satisfying certain other requirements has been and intends to continue to be relieved of federal income tax on the amounts di-stributed to shareholders.

Distribution of any net long term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Federal Tax Treatment of Dividends and Distributions
The following is only a summary of certain additional tax considerations generally affecting the Series and its shareholders that are not described in the Series' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here and in the Series' Prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company
As a regulated investment company ("RIC") under Subchapter M of the Code, the Series is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income") and derive less than 30% of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months including foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Series' principal business of investing in stock or securities or options and futures with respect to stocks or securities (the so-called "Short-Short Gain Rule"). Moreover, at the close of each quarter of its taxable year, at least 50% of the value of the Series' assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers (as to which the Series has not invested more than 5% of the value of its total assets in any one issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than Government securities and securities of other RICs), or in two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test").

Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nondeductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings within the IRA are reinvested and are tax-deferred until withdrawals begin. The maximum annual contribution may be increased to $4,000 if you have a spouse who earns no compensation during the taxable year. A separate and independent Spousal IRA must be maintained. You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made before age 59 1/2 without penalty.

Simplified Employee Pension: Employers may use the Fund to establish Simplified

Employee Pension (SEP) IRA's for each qualifying employee. Deductible contributions may be made by the employer through a SEP IRA, which meets the requirements of section 408(k) of the code. An employer may contribute up to the lesser of 15% of your calendar year compensation or $22,500.

Roth IRA: Individuals may use the Fund for contributions to a Roth IRA. Contributions to a Roth IRA are not deductible and are limited to the same amounts allowable for regular IRA's. In addition there are income limitations that must be met in order to contribute to a Roth IRA. However, all withdrawals from a Roth IRA are not included in income if it is a "qualified distribution". Qualified distributions are to be made no sooner than the fifth tax year after the year the Roth IRA contribution is made, and the individual must be age 59.5, or for the events of death, disability or first home purchase (maximum $10,000).

U.S. Treasury Regulations require a Disclosure Statement. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA's. The Fund will pay the setup fees charged by the trustee. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co. The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $10,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be a Fund operating expense of the Fund. If the fees are charged to the IRA owners then the owner will have the option of paying the fee directly or have the fee charged to their IRA. All IRA's may be revoked within seven days of their establishment with no penalty.

CALCULATION OF PERFORMANCE DATA
The Fund's average annual total returns are calculated using the following
formula:                             n
                                P(1+T) =ERV
                WHERE:
                P    = a hypothetical initial payment of $1,000
                T    = average annual total return
                n    = number of years
                ERV  = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).





BULLFINCH FUND, INC.
1370 PITTSFORD MENDON ROAD
MENDON, NEW YORK 14506
(585) 624-3150
1-888-BULLFINCH
(1-888-285-5346)

Annual Report
June 30, 2004

Management's Discussion of Fund Performance

                                                              August 25, 2004
Dear Fellow Shareholders:

We are very proud to present the June 2004 Annual Report of the Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Western New York Series.

We have been very fortunate to experience above average investment performance over the last several years. While past performance can never guarantee future results, we believe our attention to downside risk has helped set us apart from our peers. This appears to be more apparent when focusing on long-term results, as we feel it should.

The biggest factors that may impact performance over the next year include both uncertainties relating to the national and geopolitical events as well as the turmoil within the mutual fund industry itself. With regard to the latter, it appears investor psychology will continue to be pessimistic heading into our presidential election. Any bad news on the geopolitical front - including a domestic terrorist attack - will only exasperate this negativity. In terms of behavioral finance, this excessive myopic reaction to recent events might suggest a buying opportunity. As such, we feel most of the gains in calendar 2004 will occur after the election.

The second matter is, interestingly enough, perhaps of more pertinence to every person who invests in any mutual fund. With the new compliance rules put in place in 2004, some mutual funds will be forced to change their business practices which may likely lead to increased expenses. Fortunately, the Bullfinch Fund has always tried its best to avoid some of these marketing tricks. So, when and if the SEC bans "Directed Brokerage" or "12(b)-1" fees, many other mutual funds will find it more costly - if not more difficult - to distribute their funds. We're happy to say we've purposely shunned these methods of distribution because we feel they may not be fair for current shareholders. As a result, when these rules change, the Bullfinch Fund - and its own shareholders - will not suffer. In addition to these rules, new fund governance rules - including the hiring of a Compliance Officer and an independent director - may also substantially increase expenses of some mutual funds. Again, fortunately, Carosa, Stanton & DePaolo - the investment adviser of the Bullfinch Fund - will continue to cap the expense ratio of the fund.

Be sure to track both our funds on your favorite internet site. The ticker of the Unrestricted Series is BUNRX and the ticker of the Western New York Series is BWNYX. We did this because shareholders wanted to follow the funds on the web.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune in the coming year.

Best Regards,
Bullfinch Fund, Inc.

Christopher Carosa, CTFA
President









UNRESTRICTED SERIES
(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF
JUNE 30, 2004
TOGETHER WITH
INDEPENDENT AUDITORS' REPORT

ROTENBERG & CO.
Certified Public Accountants
1870 Winton South Road
Suite 200
Rochester, NY 14618
Tel 585-295-2400
Fax 585-295-2150

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Unrestricted Series (a series within the Bullfinch Fund, Inc.), including the schedules of investments in securities, as of June 30, 2004, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with The Public Company Accounting Oversight Board Standards (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Unrestricted Series (a series within the Bullfinch Fund, Inc.) as of June 30, 2004, and the results of its operations, the change in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

The financial statements and financial highlights of the Unrestricted Series (a series within the Bullfinch Fund, Inc.) as of June 30, 2003 and 2002 were audited by other auditors whose reports dated August 13, 2003 and August 15, 2002, respectively, expressed an unqualified opinion on those statements.



/s/ Rotenberg & Company, LLP
Rotenberg & Company, LLP
Rochester, New York
July 21, 2004










UNRESTRICTED SERIES
(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004



ASSETS

Investments in Securities, at Fair Value,
  Identified Cost of $2,956,801               $3,665,795

Cash                                             271,446

Accrued Interest and Dividends                     5,467

Prepaid Expenses                                   3,444
                                              ----------
Total Assets                                  $3,946,152
                                              ==========

LIABILITIES AND NET ASSETS

LIABILITIES

Accounts Payable                              $   13,859
                                              ----------

NET ASSETS

Net Assets (Equivalent to $14.49/share based
On 271,338.635 shares of stock outstanding)   $3,932,293
                                              ----------

Total Liabilities and Net Assets              $3,946,152
                                              ==========
COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01;
   10,000,000 Shares Authorized,
   271,338.635 Shares Outstanding             $3,332,819

Accumulated Net Investment Loss                 (109,520)

Net Unrealized Appreciation on Investments       708,994
                                              ----------
Net Assets at June 30, 2004                   $3,932,293
                                              ==========
        The accompanying notes are an integral part of these statements.















UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2004

                                                 Historical
Common Stocks - 100%                   Shares       Cost         Value


Banking and Finance - 9.3%
   BISYS Group Inc.                     6,300  $  83,378    $  88,578
   Fiserv, Inc.                         3,000     75,229      116,670
   National City Corp.                  2,200     55,431       77,022
   Trustco Bank Corp NY                 4,400     47,300       57,640
                                               ---------    ---------
                                                 261,338      339,910
Computers - Software - 8.1%
   Microsoft Corp.                      3,850     97,289      109,956
   Oracle                               5,500     63,140       65,615
   Synopsis, Inc.                       4,300     99,496      122,249
                                               ---------    ---------
                                                 259,925      297,820
Pharmaceuticals - 6.8%
   Mylan Laboratories Inc.              5,400    110,246      109,350
   Pharmaceutical Product               4,400    114,092      139,788
                                               ---------    ---------
                                                 224,338      249,138
Food & Beverages - 6.1%
   Conagra Foods, Inc.                  4,100     89,953      111,028
   Sensient Technologies                5,300    110,829      113,844
                                               ---------    ---------
                                                 200,782      224,872
Medical Products and Supplies - 6.0%
   Polymedica Corporation               3,200     83,194       99,328
   Serologicals Corp.                   6,000     79,732      119,940
                                               ---------    ---------
                                                 162,926      219,268
Insurance - 5.5%
   AmerUs Group Co. CL A                3,000     91,169      124,200
   Gallagher Arthur J & Co.             2,600     79,638       79,170
                                               ---------    ---------
                                                 170,807      203,370
Electrical Equipment - 5.4%
   Corning Inc.                         9,000     71,358      117,540
   General Electric Co.                 2,450     64,576       79,380
                                               ---------    ---------
                                                 135,934      196,920
Shoes & Leather - 4.2%
   Genesco Inc.                         6,500     98,762      153,595

Apparel - 3.5%
   VF Corp                              2,600    110,625      126,620

Manufacturing - 3.5%
   Lincoln Electric Holdings            3,700     70,781      126,133

Retail - General - 3.4%
   Dollar General                       6,300     95,632      123,228

Utilities - Natural Resources - 3.3%
   Chesapeake Utilities                 3,100     57,194       70,370
   NiSource Inc.                        2,500     46,325       51,550
                                               ---------    ---------
                                                 103,519      121,920
Retail - Specialty - 3.2%
   Christopher & Banks Corp.            6,700    110,081      118,657

Computers - Hardware - 3.2%
   Dell Corp                            3,250     79,273      116,415

Automotive - 3.1%
   Delphi Corporation                  10,600    118,618      113,208

Semiconductors - 3.1%
   Intel Corp                           4,100     96,931      113,160


Leisure & Recreational - 3.0%
   Hasbro Inc.                          1,400     16,142       26,600
   Mattel Inc.                          4,550     52,852       83,038
                                               ---------    ---------
                                                  68,994      109,638
Consumer Durables - 2.6%
   Maytag Corp.                         3,900    111,911       95,589

Tobacco Products - 2.5%
   Altria Group                         1,850     40,459       92,593

Computer - Networking - 2.5%
   Cisco Systems, Inc.                  3,800     55,371       90,060

Office Equipment - 2.4%
   Diebold, Inc.                        1,650     41,069       87,236

Real Estate & Related - 2.1%
   First American Financial             3,000     55,075       77,670

Medical Services - 2.1%
   Curative Health Services             8,700    111,442       75,342

Commercial Services, Inc. - 1.8%
   Paychex, Inc.                        2,000     64,090       67,760

Instruments - 1.7%
   Checkpoint Systems, Inc.             3,700     32,716       66,341

Furniture - 1.6%
   LA-Z-Boy Inc.                        3,300     75,402       59,332
                                               ------------  -----------
Total Investments in Securities                $ 2,956,801   $ 3,665,795
                                               ===========   ===========


        The accompanying notes are an integral part of these statements.


UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF OPERATIONS FOR THE YEARS ENDED JUNE 30, 2004, 2003 AND 2002

                                    2004        2003       2002

INVESTMENT INCOME:
   Dividends                     $ 45,850    $ 29,972   $ 28,180

EXPENSES:
   Management fees                 35,915      23,194     20,086
   Legal and Professional           9,048       7,465      6,375
   Director's Fees                  1,200       1,000        850
   Amortization                         -           -        337
   Fidelity Bond                    1,400       1,106        863
   Taxes                              450         300        550
   Telephone                          226           -          -
   Registration Fees                1,024         511      1,080
   Bank Services Charges            2,055       1,533      1,422
   Dues and Subscriptions           2,162         752        750
                                 ----------------------------------
        Total expense              53,480      35,861     32,313
                                 ----------------------------------
Net investment income (loss)       (7,630)     (5,889)    (4,133)
                                 ----------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
Realized gain (loss) from
     securities transactions      102,654     (50,233)    (1,324)
Unrealized appreciation (depreciation)
     during the period            397,468     231,445   (191,148)
                                 ----------------------------------

Net gain (loss) on investments    500,122     181,212   (192,472)
                                 ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS    $ 492,492   $ 175,323  $(196,605)
                                 ==================================

        The accompanying notes are an integral part of these statements.




UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2004, 2003 AND 2002

                                           2004         2003         2002
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)        $   (7,630)  $   (5,889)  $   (4,133)
  Net realized gain (loss) from
          security transactions          102,654      (50,233)      (1,324)
  Net change in unrealized appreciation
          (depreciation) of investments  397,468      231,445     (191,148)
                                      -------------------------------------
Increase (decrease) in net assets resulting
          from operations                492,492      175,323     (196,605)

CAPITAL SHARE TRANSACTION:
  Sales                                1,026,695      443,128      796,385
  Redemptions                           (124,930)     (76,112)    (119,805)
                                      -------------------------------------
    Total capital share transactions     901,765      367,016      676,580
                                      -------------------------------------
    Increase in net assets             1,394,257      542,339      479,975

NET ASSETS:
  Beginning of period                  2,538,036    1,995,697    1,515,722
                                      -------------------------------------
  End of period                       $3,932,293   $2,538,036   $1,995,697

        The accompanying notes are an integral part of these statements.



















UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004



NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the "Series") is a series within the Bullfinch Fund, Inc. (the "Fund"), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash - Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Organization Expenses - Organization expenses have been amortized over a 60-month period.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its net investment income and net realized capital gains to its shareholders on June 29, 2004, in the form of stock dividends equal to 7,145.311 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

NOTE C - INVESTMENTS

For the year ended June 30, 2004, the Series purchased $1,807,912 of common stock. During the same period, the Series sold $748,577 of common stock.

For the year ended June 30, 2003, the Series purchased $613,488 of common stock. During the same period, the Series sold $155,491 of common stock.

For the year ended June 30, 2002, the Series purchased $681,874 of common stock. During the same period, the Series sold $439,466 of common stock.

At June 30, 2004, the gross unrealized appreciation for all securities totaled $784,259 and the gross unrealized depreciation for all securities totaled $75,265, or a net unrealized appreciation of $708,994. The aggregate cost of securities for federal income tax purposes at June 30, 2004 was $2,956,801.

At June 30, 2003, the gross unrealized appreciation for all securities totaled $401,497 and the gross unrealized depreciation for all securities totaled $89,971, or a net unrealized appreciation of $311,526. The aggregate cost of securities for federal income tax purposes at June 30, 2003 was $1,794,813.

At June 30, 2002, the gross unrealized appreciation for all securities totaled $302,040 and the gross unrealized depreciation for all securities totaled $222,175, or a net unrealized appreciation of $79,865. The aggregate cost of securities for federal income tax purposes at June 30, 2002 was $1,387,048.

NOTE D - INVESTMENT ADVISORY AGREEMENT

Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a

Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment advisor receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the fiscal years ended June 30, 2004, 2003 and 2002, the fund paid investment advisory fees of $35,915, $23,194 and $20,086, respectively.

NOTE E - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

                                        Shares             Amount

Balance at June 30, 2001             115,143.033        $ 1,284,424
                                     -----------        -----------
Shares sold during 2002               62,800.889            796,385
Shares redeemed during 2002          (10,370.596)          (119,805)
                                     -----------        -----------
Balance at June 30, 2002             167,573.326          1,961,004
                                     -----------        -----------
Shares sold during 2003               38,498.370            443,127
Shares redeemed during 2003           (6,113.927)           (76,112)
                                     -----------        -----------
Balance at June 30, 2003             199,957.769        $ 2,328,019
                                     -----------        -----------
Shares sold during 2004               72,954.003          1,026,695
Shares Redeemed During 2004           (8,718.448)          (124,930)
Reinvestment of Distributions,
June 29, 2004                          7,145.311            103,035
                                     -----------        -----------
Balance at June 30, 2004             271,338.635        $ 3,332,819
                                     ===========        ===========


UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS
(SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING)
FOR THE YEARS ENDED JUNE 30, 2004, 2003 AND 2002

                                               2004       2003       2002
NET ASSET VALUE, beginning of period          $12.69     $11.91     $13.16
                                              ----------------------------
INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)           (0.03)     (0.06)     (0.06)

        Net gain (loss) on securities both
                realized and unrealized         1.44       0.84      (1.19)
                                              ----------------------------
Total from investment operations                1.41       0.78      (1.25)
                                              ----------------------------
 DISTRIBUTIONS
        Dividends                               0.39       0.00       0.00
                                              ----------------------------
NET ASSET VALUE, end of period                 14.49     $12.69     $11.91
                                              ============================

NET ASSETS, end of period                 $3,932,293 $2,538,036 $1,995,697


                                               Actual     Actual      Actual
RATIO OF EXPENSES TO AVERAGE NET ASSETS          1.6 %     1.7 %       1.8 %

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            (0.2)%    (0.3)%      (0.3)%





PORTFOLIO TURNOVER RATE                         22.6 %     7.5 %      25.1 %

        The accompanying notes are an integral part of these statements.


WESTERN NEW YORK SERIES
(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF
JUNE 30, 2004
TOGETHER WITH
INDEPENDENT AUDITORS' REPORT

ROTENBERG & CO.
Certified Public Accountants
1870 Winton South Road
Suite 200
Rochester, NY 14618
Tel 585-295-2400
Fax 585-295-2150

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Western New York Series (a series within the Bullfinch Fund, Inc.), including the schedules of investments in securities, as of June 30, 2004, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with The Public Company Accounting Oversight Board Standards (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western New York Series (a series within the Bullfinch Fund, Inc.) as of June 30, 2004, and the results of its operations, the change in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

The financial statements and financial highlights of the Western New York Series (a series within the Bullfinch Fund, Inc.) as of June 30, 2003 and 2002 were audited by other auditors whose reports dated August 13, 2003 and August 15, 2002, respectively, expressed an unqualified opinion on those statements.



/s/ Rotenberg & Company, LLP
Rotenberg & Company, LLP
Rochester, New York
July 21, 2004

WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS

Investments in securities, at fair value,
        identified cost of $306,734                  $ 409,804


Cash                                                    88,797

Accrued interest and dividends                             548

Prepaid expenses                                           635

Due from investment advisor                              1,267
                                                     ---------
Total assets                                         $ 501,051
                                                     =========

LIABILITIES AND NET ASSETS

LIABILITIES

Accounts payable                                     $   2,846

Unsettled Trades                                         7,623
                                                     ---------

NET ASSETS

Net assets (equivalent to $12.22 per shares based
      on 40,155.482 shares of stock outstanding)     $ 490,582
                                                     ---------
Total Liabilities and Net Assets                     $ 501,051
                                                     =========
COMPOSITION OF NET ASSETS

Shares of common Stock - Par Value $.01;
10,000,000 Shares Authorized,
40,155.482 Shares Outstanding                        $ 398,820

Accumulated net investment loss                        (11,308)

Net unrealized appreciation on investments             103,070
                                                     ---------
Net assets at June 30, 2004                          $ 490,582
                                                     =========


        The accompanying notes are an integral part of these statements.













WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2004

                                                   Historical
Common Stocks - 100%                     Shares       Cost        Value

Electrical Equipment - 18.8%
   Corning, Inc.                          2,500    $ 15,652    $ 32,650
   General Electric                         350       9,305      11,340
   Ultralife Batteries, Inc.              1,700       6,766      32,912
                                                   --------    --------
                                                     31,723      76,902
Commercial Services - 8.0%
   Harris Interactive, Inc.               2,600       8,918      17,472
   Paychex, Inc.                            450      11,885      15,246
                                                   --------    --------
                                                     20,803      32,718
Railroads - 5.2%
   Genesee & Wyoming Class A                900       3,783      21,330

Aerospace - 4.7%
   Moog, Inc. Class A                       225       2,930       8,350
   Northrop Grunmman                        200       2,536      10,740
                                                   --------    --------
                                                      5,466      19,090
Leisure & Recreational - 4.5%
   Mattel, Inc.                           1,000      14,245      18,250

Computers - Software - 4.3%
   Oracle                                 1,300      16,642      15,509
   Veramark Tech, Inc.                    1,500       9,782       1,935
                                                   --------    --------
                                                     26,424      17,444
Real Estate & Related - 4.2%
   Home Properties of New York, Inc.        200       5,624       7,796
   Sovran Self Storage                      250       6,892       9,545
                                                   --------    --------
                                                     12,516      17,341
Steel - 4.0%
   Gibraltar Steel Corp                     500       8,975      16,410

Retail - Specialty - 3.9%
   Christopher & Banks                      900      15,565      15,939

Automotive - 3.6%
   Delphi Corporation                     1,400      15,726      14,952

Food & Beverages - 3.6%
   Constellation Brands                     400       5,017      14,852

Airlines - 3.5%
   Southwest Airlines Co.                   850      15,105      14,255

Retail - General - 3.1%
   Dollar General                           650       9,065      12,714

Computers - Hardware - 3.1%
   Dell Corporation                         350      10,735      12,537

Utilities - Natural Resources - 3.1%
   National Fuel Gas                        500      11,250      12,500

Computers - Networking - 2.8%
   Performance Technologies, Inc.         1,200      12,851      11,292

Metal Fabrication & Hardware - 2.7%
   Graham Corp.                           1,000       8,828      11,250


Photographic Equipment and Suppliers - 2.6%
   Eastman Kodak                            400      11,746      10,792


Tobacco Products - 2.4%
   Altria Group                             200       4,892      10,010

Medical Products & Supplies - 2.4%
   Wilson Greatbatch Technologies           350      12,782       9,783

Computers - Distributors - 2.1%
   Ingram Micro                             600      10,909       8,682

Electronic Components - 1.8%
   Astronics Corp                         1,431       7,065       7,569

Chemical - 1.7%
   CPAC, Inc.                             1,200       7,236       7,080

Office Equipment - 1.6%
   Xerox Corp                               450      12,058       6,525

Packaging and Containers - 1.5%
   Mod Pac Corporation                      715       3,461       6,377

Industrial Services - 0.3%
   American Locker Group, Inc.              100         636       1,205

Computers - Services - 0.2%
   Computer Task Group, Inc.                200       3,927         790

Machinery - 0.2%
   Columbus McKinnon Corp                   100       2,344         707

Industrial Materials - 0.1%
   Servotronics, Inc.                       100         937         425

Telecommunications - 0.0%
   Choice One Communications                400         664          83

Total Investments in Securities                   $ 306,734   $ 409,804
                                                  =========   =========


WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED JUNE 30, 2004, 2003, AND 2002

                                              2004       2003        2002
INVESTMENT INCOME:
        Dividends                         $  4,786   $  4,590    $  4,698

EXPENSES:
        Management fees                      5,591      3,716       4,020
        Reimbursement of Management Fees    (1,767)    (1,000)     (1,741)
        Legal and Professional               1,049      1,275       1,290
        Director's Fees                      1,200      1,000         850
        Amortization                             -         17         666
        Fidelity Bond                          155        190         216
        Taxes                                  250        300         350
        Telephone                              226          -           -
        Registration Fees                      270        200         200

        Bank Services Charges                  705       (964)        405
        Dues and Subscriptions               1,362        250         250
                                          --------   --------    --------
        Total expense                        9,041      4,984       6,506
                                          --------   --------    --------
Net investment income (loss)                (4,255)      (394)     (1,808)
                                          --------   --------    --------

REALIZED AND UNREALIZED GAIN (LOSS)

     ON INVESTMENTS:
Realized gain (loss) from
        securities transactions               (136)    (5,051)     (1,242)
Unrealized appreciation (depreciation)
        during the period                   95,527     28,678     (32,377)
                                          --------   --------    --------
Net gain (loss) on investments              95,391     23,627     (33,619)
                                          --------   --------    --------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $  91,136  $  23,233   $ (35,427)
                                         =========  =========   =========

        The accompanying notes are an integral part of these statements.




WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2004, 2003, AND 2002

                                               2004        2003         2002
DECREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)            $ (4,255)    $  (394)    $ (1,808)
   Net realized gain (loss) from
           security transactions               (136)     (5,051)      (1,242)
   Net change in unrealized appreciation
           (depreciation) of investments     95,527      28,678      (32,377)
                                           --------   ---------    ---------
Increase (decrease) in net assets resulting
        from operations                      91,136      23,233      (35,427)

CAPITAL SHARE TRANSACTIONS:
   Sales                                     41,948       2,000       81,125
   Redemptions                               (9,822)          -       (2,503)
                                           --------   ---------    ---------
       Total capital share transactions      32,126       2,000       78,622
                                           --------   ---------    ---------
       Increase in net assets               123,262      25,233       43,195

NET ASSETS:
   Beginning of period                      367,320     342,087      298,892
                                          ---------   ---------    ---------
   End of period                          $ 490,582   $ 367,320    $ 342,087
                                          =========   =========    =========

        The accompanying notes are an integral part of these statements.









WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004

NOTE A - SCOPE OF BUSINESS

The Western New York Series (the "Series") is a series within the Bullfinch Fund, Inc. (the "Fund"), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash - Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.



Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Organization Expenses - Organization expenses have been amortized over a 60-month period.

Distributions to Shareholders - Distributions paid to shareholders are recorded on the ex-dividend date. There were no distributions to shareholders during the fiscal years ended June 30, 2004, 2003 or 2002.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ those estimates.

NOTE C - INVESTMENTS

For the year ended June 30, 2004, the Series purchased $50,274 of common stock. During the same period, the Series sold $70,284 of common stock.

For the year ended June 30, 2003, the Series purchased $34,755 of common stock. During the same period, the Series sold $24,170 of common stock.

For the year ended June 30, 2002, the Series purchased $134,659 of common stock. During the same period, the Series sold $90,260 of common stock.

At June 30, 2004, the gross unrealized appreciation for all securities totaled $132,970 and the gross unrealized depreciation for all securities totaled $29,900, or a net unrealized appreciation of $103,070. The aggregate cost of securities for federal income tax purposes at June 30, 2004 was $306,734.

At June 30, 2003, the gross unrealized appreciation for all securities totaled $82,696 and the gross unrealized depreciation for all securities totaled $75,154, or a net unrealized appreciation of $7,542. The aggregate cost of securities for federal income tax purposes at June 30, 2003 was $326,856.

At June 30, 2002, the gross unrealized appreciation for all securities totaled $71,689 and the gross unrealized depreciation for all securities totaled $92,825, or a net unrealized depreciation of $21,136. The aggregate cost of securities for federal income tax purposes at June 30, 2002 was $321,346.

NOTE D - INVESTMENT ADVISORY AGREEMENT

Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment advisor receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the fiscal years ended June 30, 2004, 2003 and 2002, the fund paid investment advisory fees of $3,824, $2,716 and $2,279, respectively.

NOTE E - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:


                                           Shares        Amount

Balance at June 30, 2001                 29,538.211     $ 286,072
                                         ----------     ---------
Shares sold during 2002                   7,943.301        81,125


Shares redeemed during 2002                (242.034)       (2,503)

                                         ----------     ---------
Balance at June 30, 2002                 37,239.478       364,694
                                         ----------     ---------
Shares sold during 2003                     242.130         2,000
Shares redeemed during 2003                       -             -
                                         ----------     ---------
Balance at June 30, 2003                 37,481.608     $ 366,694
                                         ----------     ---------
Shares sold during 2004                   3,460.239        41,948
Shares redeemed during 2004                (786.365)       (9,822)
                                         ----------     ---------
Balance at June 30, 2004                 40,155.482     $ 398,820
                                         ==========     =========




WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS
(SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED JUNE 30, 2004, 2003, AND 2002


                                             2004         2003         2002

NET ASSET VALUE, beginning of period       $ 9.80       $ 9.19       $10.12

                                           ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)            (0.11)       (0.03)       (0.34)
    Net gain (loss) on securities both
                realized and unrealized      2.53         0.64        (0.59)
                                           ------       ------       ------
Total from investment operations             2.42         0.61        (0.93)

DISTRIBUTIONS
    Dividends                                   -            -            -
                                           ------       ------       ------
NET ASSET VALUE, end of period              12.22       $ 9.80       $ 9.19
                                           ======       ======       ======


NET ASSETS, end of period               $ 490,582    $ 367,320    $ 342,087
                                        =========    =========    =========

                                           Actual       Actual       Actual

RATIO OF EXPENSES TO AVERAGE NET ASSETS     2.0 %        1.6 %        2.0 %


RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                         (1.0)%        0.0 %       (1.4)%

PORTFOLIO TURNOVER RATE                    11.3 %        7.7 %       28.0 %


        The accompanying notes are an integral part of these statements.

                        FORM N-1A
                PART C - OTHER INFORMATION


          Contents                                          Page #

Item 23.  Financial Statements & Exhibits                        1

Item 24.  Persons Controlled by or Under Common Control          9


Item 25.  Indemnification                                        9

Item 26.  Business and Other Connections of Investment Adviser   9

Item 27.  Principal Underwriters                                 9

Item 28.  Location of Accounts & Records                         9

Item 29.  Management Services                                    10

Item 30.  Undertakings                                           10

          Signatures                                             11

          Exhibits                                               12

Item 23. Financial Statements and Exhibits
(a) (1) Articles of Incorporation - Articles of Incorporation as filed with the State of Maryland on January 29, 1997 (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
    (2) Articles of Amendment - none
(b)     By-laws - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(c)     Instruments Defining Rights of Security Holders - None
(d)     Investment Advisory Contracts - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(e)     Underwriting Contracts - None
(f)     Bonus or Profit Sharing Contracts - None
(g)     Custodian Contracts - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(h)     Other Material Contracts - None
(i)     Legal Opinion - (incorporated by reference to
        Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on
        June 29, 1998 with Accession Number 0001038199-98-000004).
(j)     Other Opinions
(k)     Omitted Financial Statements - None
(l)     Initial Capital Agreements - None
(m)     Rule 12b-1 Plan - None
(n)     Rule 18f-3 Plan - None

(o)
     Reserved

(p)
     Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).




Item 24. Persons Controlled by or Under Common Control - See Major Shareholders Part B.

Item 25. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being regist-ered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be gov-erned by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser - the activity of Carosa, Stanton & DePaolo Asset Management, LLC at the present time is performance under the terms of the Investment Management Agreement currently effective between Carosa, Stanton & DePaolo Asset Management, LLC and the BULLFINCH FUND, Inc. Mr. Christopher Carosa,

          Mr. Gordon R. Stanton, Mr. Terrance B. Mulhern and Mr. Bradford L. McAdam are the sole mem-

          bers of the Investment Adviser. Mr. Carosa is also Executive Direct-or of CTO Research Associates, a research and consulting firm. Mr. Stanton is also a sales rep with Brown Harris Stevens Residential.

          Mr. Mulhern maintains his Series 7 Securities License through PK Securities of Albany, NY and is superviser of a branch office.


Item 27.  Principal Underwriters - the Fund acts as its own underwriter.

Item 28. Location of Accounts & Records - all Fund records, including all accounts, books and other documents required to be maintained by
          Section 31(a) of the 1940 Act and the Rules promulgated thereunder, are held in corporate headquarters - 1370 Pittsford Mendon Road Mendon, New York 14472. All assets and securities of the Series are in account at Charles Schwab & Co. Inc, The Schwab Building, 101 Montgomery Building, San Francisco, CA 94104.

Item 29.  Management Services - Not applicable

Item 30.  Undertakings - Not applicable

                            Rotenberg & Co., LLP
                        Certified Public Accountants
                           1870 Winton Road South
                          Rochester, New York 14618
                                585-295-2400
                             Fax: 585-295-2150


                        CONSENT OF INDEPENDENT AUDITOR

We consent to the use of our reports, dated July 21, 2004, on the annual financial statements of the Unrestricted Series (a series within Bullfinch Fund, Inc.), and the Western New York Series (a series within Bullfinch fund, Inc.) which are included in the Registration Statement under the Securities Act of 1993. We also consent to the reference to our firm in such Registration Statement.

/s/ Rotenberg & Company, LLP
Rotenberg & Company, LLP
Rochester, New York
August 19, 2004


     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the BULLFINCH FUND, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Mendon and State of New York, on the 29th day of October 2004.


                                                  BULLFINCH FUND, INC.

                                                  /s/
                                                  Christopher Carosa,
                                                  President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and on the date indicated.


/s/
Christopher Carosa         President, Treasurer and Director        10-29-04

/s/
Gordon R. Stanton          Vice President and Director              10-29-04

/s/
Jan Dombrowski             Director                                 10-29-04

/s/
John P. Lamberton          Director                                 10-29-04

/s/
William E. J. Martin       Director                                 10-29-04

/s/
Thomas Midney              Director                                 10-29-04

/s/
Michael J. Morris          Director                                 10-29-04

/s/
Michael W. Reynolds        Director                                 10-28-04

/s/
Betsy K. Carosa            Secretary                                10-29-04